                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934





      Date of Report (Date of earliest event reported) December 28, 1995.





                         FIRST COMMERCIAL BANCORP, INC.
             (Exact name of registrant as specified in its charter)


Delaware                                0-9477                               94-2683725
---------------------------------------------------------------------------------------
(State or other jurisdiction          (Commission                          (IRS Employer
of incorporation)                     File Number)                   Identification No.)



     865 Howe Avenue, Suite 310, Sacramento, California          95825
         (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code:  (916) 641-3288


              ___________________________________________________
         (Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant

         As of December 28, 1995, First Banks, Inc., a Missouri bank holding company ("First Banks"), obtained control of First Commercial Bancorp, Inc. (the "Company") pursuant to the acquisition of 50,000,000 shares of common stock of the Company ("Company Common Stock") received in exchange for First Banks' $5 million stock ownership in First Commercial Bank, the Company's sole subsidiary (the "Bank"), resulting in First Banks' ownership of 91.45% of the then outstanding shares of Company Common Stock (the "Acquisition"). The Acquisition was consummated pursuant to the Amended and Restated Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of August 7, 1995 by and among the Company, the Bank, Mr. James F. Dierberg, an individual, and First Banks.

         On June 30, 1995, Mr. Dierberg, who is Chairman, Chief Executive Officer and President of First Banks, acquired 750,000 shares of nonvoting, noncumulative preferred stock of the Bank ("Bank Preferred Stock") for $1.5 million. After receiving the necessary regulatory approvals, First Banks acquired the Bank Preferred Stock from Mr. Dierberg on August 22, 1995 for $1.5 million. Thereafter, First Banks acquired 116,666,666 shares of common stock of the Bank ("Bank Common Stock") on August 23, 1995 for $3.5 million. As a result of these transactions, First Banks owned 98.95% of the outstanding Bank Common Stock and 100% of the outstanding Bank Preferred Stock as of September 30, 1995.

         In order to enable the Bank to meet certain capital requirements pursuant to its regulatory orders, on October 31, 1995, First Banks purchased, pursuant to the terms of Additional Investment Agreement dated as of October 31, 1995 by and among the Company, the Bank and First Banks, which amends and supercedes certain sections of the Stock Purchase Agreement (the "Additional Investment Agreement"), a 12% convertible debenture of the Company (the "First Debenture") for $1.5 million. The Company contributed all of the proceeds of the First Debenture to the Bank. The First Debenture matures on October 31, 2000. The principal amount of the First Debenture is convertible at any time at the option of First Banks into 15,000,000 shares of Company Common Stock at a conversion rate of $0.10 per share. The terms of the First Debenture with respect to convertibility and interest payable are identical to those of the Second Debenture described below.

         The Stock Purchase Agreement was submitted for the approval of the stockholders at a special meeting of the Company's stockholders (the "Stockholders' Meeting") scheduled for Tuesday, December 5, 1995, which was adjourned due to the absence of a quorum. The stockholders of the Company approved the Stock Purchase Agreement, as well as an amendment to the Company's Certificate of Incorporation to increase the number of shares of Company Common Stock which the Company has the authority to issue from 15,000,000 to 250,000,000 shares at the adjourned Stockholders' Meeting on Wednesday, December 27, 1995. In accordance with the terms of the Stock Purchase Agreement, the Acquisition was consummated upon receipt of stockholder approval of the Stock Purchase Agreement, resulting in First Banks' ownership and control of 91.45% of the then outstanding shares of Company Common Stock.





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         Pursuant to the Stock Purchase Agreement, First Banks deposited $5 million in an escrow account for the purchase of a convertible debenture of the Company (the "Second Debenture," and collectively, the First Debenture and the Second Debenture are referred to herein as the "Debentures") upon receipt of stockholder approval of the Stock Purchase Agreement. On December 28, 1995, First Banks purchased the Second Debenture. All but $250,000 of the proceeds of the Second Debenture have been contributed to the capital of the Bank, with the remaining $250,000 being retained by the Company for general corporate purposes. The principal amount of the Second Debenture is convertible at any time at the option of First Banks into 50,000,000 shares of Common Stock at the conversion rate of $0.10 per share. The Second Debenture matures on December 28, 2000.

         The Debentures bear interest at 12% per year and are secured by all of the Bank Common Stock held by the Company. Principal and interest on the Debentures is payable in cash only when, in the sole and absolute discretion of the Board of Directors of the Company, the Company has sufficient funds to make such a payment of principal and interest on the Debentures and can make such a payment in accordance with law and all applicable regulatory requirements. The principal and any accrued but unpaid interest thereon are convertible into Company Common Stock at the option of First Banks at any time prior to maturity at a conversion rate of $0.10 per share. At the maturity of the Debentures, any remaining principal and unpaid interest thereon must be converted into shares of Company Common Stock at a conversion rate of $0.10 per share.

         The Stock Purchase Agreement also contains provisions designed to give stockholders of the Company as of the close of business on October 6, 1995 (the "Record Date") the benefit of any recoveries the Bank may experience upon the liquidation, sale or other resolution of certain charged-off assets of the Bank (the "Specified Assets"), after certain adjustments. The Stock Purchase Agreement contains formulas (the "Measurement Formulas") which take into account recoveries on assets of the Bank which were charged- off as of June 30, 1995, the cost of capital to the Company and the Bank, a reasonable reserve for pending or threatened litigation related to the resolution of the Specified Assets or certain stockholder litigation and other factors, including Company earnings. The outcome of the Measurement Formulas will be used to determine whether such rights (the "Appreciation Rights") will entitle the stockholders to receive cash or shares of Company Common Stock if and as declared by the Board of Directors. The Stock Purchase Agreement provides that calculations pursuant to the Measurement Formula will occur and distributions of shares or cash, if any, may occur as of three dates: June 30, 1996, December 31, 1997 and October 31, 1998. No Company Common Stock or cash will be distributed if the outcome of the Measurement Formulas is negative. The Appreciation Rights, if exercisable, will be exercisable for no additional consideration.





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         Pursuant to the terms of the Stock Purchase Agreement, the Company has the discretion and presently intends to make (i) an offering of rights (the "Stockholder Rights") to purchase additional shares of Company Common Stock
(the "Rights Offering") to the stockholders of record of the Company as of the Record Date; (ii) a dividend exchange offer (the "Dividend Exchange Offer") to stockholders of record of June 15 or September 14, 1992 ("Dividend-Eligible Stockholders"); and (iii) an offering to the public in the State of California of Company Common Stock not subscribed for pursuant to the Rights Offering (the "Public Offering") (collectively, the Rights Offering, the Dividend Exchange Offer and the Public Offering are referred to herein as the "Offering"). The Company presently intends to amend its Registration Statement on Form S-1 relating to the Offering, which was filed on May 31, 1995 (the "Registration Statement") with the Securities and Exchange Commission, to reflect the terms of the Stock Purchase Agreement and other transactions with First Banks, as well as to include current financial and other information. If it is conducted, the Offering is intended to raise a maximum of $5 million of additional capital, up to $1 million of which may be raised pursuant to the Public Offering. The Offering price is intended to be the same as the price at which the Company Common Stock was purchased by First Banks (the "Subscription Price"). The Company will receive no proceeds from the Dividend Exchange
Offer, other than the forgiveness of its outstanding obligation to pay the dividend in cash.

         As of December 28, 1995, the Company, the Bank and First Banks entered into a Standby Agreement (the "Standby Agreement") which amends and supercedes certain sections of the Stock Purchase Agreement. Pursuant to the Standby Agreement, (i) First Banks purchased an additional 15,000,000 shares of Company Common Stock at a price of $0.10 per share; (ii) the Company agreed to limit stockholders' subscription privileges in the Rights Offering in the manner described in the Registration Statement; and (iii) First Banks committed to purchase in the Offering as a "Standby Purchaser" (at the Subscription Price and after the expiration of the Rights Offering and any Public Offering), such number of shares of Company Common Stock as may be required to raise the Bank's Tier I capital level to 7.0%, as required by the regulatory orders to which the Bank is subject. Pursuant to the terms of the Standby Agreement, the Company contributed all of the proceeds of the sale of the $1.5 million in Company Common Stock to the Bank to raise the Bank's Tier I capital level to 6.5% by December 31, 1995.

         Assuming the Securities and Exchange Commission declares the Registration Statement Effective, stockholders of the Company on the Record Date (the "Rights Holder") will receive rights to purchase a certain number of shares of Company Common Stock (the "Underlying Shares") at the Subscription Price for each share of Company Common Stock held on the Record Date (the "Basic Subscription Privilege"), subject to reduction by the Company under certain circumstances. Any Rights Holder exercising the Basic Subscription Privilege in full is entitled to subscribe for additional shares of Company Common Stock that are not otherwise subscribed for pursuant to the exercise of the Basic Subscription Privilege (the "Oversubscription Privilege"), subject to certain restrictions and to proration and reduction by the Company under certain circumstances. In the Dividend Exchange Offer, the Company is registering transferable rights (the "Dividend Rights") for distribution to
Dividend-Eligible Stockholders.   The Dividend Rights will be exchangeable for
shares of Company Common Stock in discharge of the Company's outstanding obligation to pay two dividends declared by the Board of Directors in 1992, which remain unpaid.





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


         The Company cautions that the securities covered by the Registration Statement may not be offered by the Company, nor may offers to buy be accepted by the Company, prior to the time the Registration Statement is declared effective by the Securities and Exchange Commission, and then only by means of a prospectus. The Registration Statement has not been declared effective by the Securities and Exchange Commission and the contents thereof are subject to material amendment.

         The Stock Purchase Agreement gives First Banks the right to nominate three persons to serve as directors of the Company. The Stock Purchase Agreement also provides that the Company shall use its reasonable efforts to cause two of the current directors of the Company to continue to serve as members of the Board of Directors of the Company at least through June 30, 1996. First Banks nominated and the Company has appointed to the Board of Directors of the Company, Mr. Dierberg, Mr. Allen H. Blake and Mr. Donald W. Williams, all of whom have received approval from the Federal Reserve Bank of St. Louis and the California State Banking Department to serve as directors. The Board of Directors of the Company has accepted the resignations of Mr. Michael Denton, Jr., Mr. Fred L. Harris, and Mr. Michael E. Spinetti. As a result of such appointments and resignations, the Board of Directors of the Company consists of Mr. Blake, Mr. Dierberg, Mr. Michael P. Morris, Mr. Manuel Perry, Jr. and Mr. Williams.

         In addition, pursuant to the Stock Purchase Agreement and upon First Banks' purchase of Bank Common Stock as part of the August infusion, the Company agreed to cause three persons designated by First Banks to be appointed to the Board of Directors of the Bank. First Banks designated and the Bank has appointed Mr. Dierberg, Mr. Blake and Mr. Williams. The Board of Directors of the Bank accepted the resignations of Mr. Denton, Mr. Perry, and Mr. Spinetti. As a result of such appointments and resignations, the Board of Directors of the Bank consists of Mr. Blake, Mr. Dierberg, Mr. Harris, Mr. Morris and Mr. Williams.

         First Banks' investments in Company Common Stock and the Debentures total $13.0 million. First Banks obtained $7.0 million of such funds from internal sources and borrowed $6.0 million of such funds under a Secured Credit Agreement dated as of July 14, 1995 (the "Secured Credit Agreement") with Boatmen's National Bank of St. Louis, St. Louis, Missouri ("Boatmen's"); Harris Trust and Savings Bank, Chicago, Illinois; American National Bank and Trust Company of Chicago, Chicago, Illinois; The Frost National Bank, San Antonio, Texas and Norwest Bank Minnesota, Minneapolis, Minnesota. The Secured Credit Agreement, entered into with a group of banks not affiliated with First Banks, provides for a term loan of $40.0 million and a line of credit of up to $50.0 million for acquisitions and other corporate requirements of First Banks. The Secured Credit Agreement is collateralized by the stock of all of First Banks' wholly owned subsidiary financial institutions and second tier holding companies. Pursuant to the terms of the Secured Credit Agreement, the term loan requires quarterly principal payments of $1.0 million and matures on July 31, 2000 and the revolving line of credit is renewable annually. The Secured Credit Agreement also provides that funds are borrowed at the corporate lending rate of Boatmen's, as agent bank, or, at the option of First Banks, at the London Inter-Bank Offered Rate plus 1.50% for the term of the loan or 1.25% for the revolving loan, for one, two or three month periods. Information with respect to First Banks' source of funds to consummate the Stock Purchase Agreement was provided by First Banks.





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         The Company has incorporated by reference herein the Stock Purchase
Agreement which was filed with the Securities and Exchange Commission and distributed to the stockholders of the Company as an exhibit to the Definitive Proxy Statement for the Stockholders' Meeting. The Company has incorporated by reference herein the Additional Investment Agreement which was filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10-Q/A for the quarter ended September 30, 1995. The Company has attached the Standby Agreement as an exhibit to this Form 8-K.


Item 5.  Other Events

         Recently, the Company has had changes in key personnel. Mr. James E. Culleton, who acted as Interim President of the Company and the Bank from June 1, 1994 through October 24, 1995, was elected to serve as President and Chief Operating Officer of the Bank. On October 24, 1995, the Board of Directors of the Bank elected Donald W. Williams to serve as Chief Executive Officer of the Bank. The Company has filed the appropriate applications with the Federal Reserve Bank of St. Louis for Mr. Williams to serve as President and Chief Executive Officer of the Company.

         Ms. Anne H. Long, Executive Vice President and the Chief Financial Officer of the Company, tendered her resignation and resigned from the Company effective December 6, 1995. It is intended that First Banks will provide resources to the Company to support the Company's and the Bank's accounting functions until a new Chief Financial Officer can be employed. In this regard, the Board of Directors of the Company and the Bank have appointed Mr. Blake, the Chief Financial Officer of First Banks, to serve as Interim Chief Financial Officer of the Company and the Bank.

         Mr. Dennis F. Ceklovsky, Executive Vice President and Chief Credit Officer of the Company and the Bank resigned effective October 31, 1995. To replace Mr. Ceklovsky, the Board of Directors of the Bank has retained the services of Mr. Terrance McCarthy to become the Senior Vice President and Chief Credit Officer of the Bank upon the receipt of the necessary regulatory approvals. Mr. McCarthy is Senior Vice President and Chief Credit Officer of First Bank & Trust, Santa Ana, California, a wholly-owned subsidiary of First Banks. The requisite applications with respect to Mr. McCarthy have been submitted to the FDIC and State Banking Department. Assisting Mr. McCarthy will be Mr. Norman Boyer, who will be responsible for administration and disposition of problem assets. Mr. McCarthy and Mr. Boyer have been working together in similar positions at Queen City Bank, N.A., Long Beach, California for the last twelve months. In addition, the Board of Directors of the Bank has appointed Mr. Gary M. Sanders to become the Senior Vice President in charge of loan production for the Bank upon the receipt of the necessary regulatory approvals.





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Effective August 29, 1995, Manuel Barandas, Harry Curry and Earl Nichols
resigned as directors of the Company and the Bank.

On August 29, 1995, the Board of Directors of the Company and the Bank elected Michael P. Morris to serve as a member of the Board of Directors of the Company and the Bank.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 10, 1996                    FIRST COMMERCIAL BANCORP, INC.


                                              /s/  Allen H. Blake
                                           -----------------------------------
                                                    Allen H. Blake
                                            Interim Chief Financial Officer





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                                 Exhibit Index


Exhibit                   Title                                           Page
-------                   -----                                           ----
*Exhibit 10(a)            Amended and Restated Stock
                          Purchase Agreement dated
                          as of August 7, 1995

**Exhibit 10(b)           Additional Investment Agreement
                          dated as of October 31, 1995

Exhibit 10(c)             Standby Agreement dated as of
                          December 28, 1995





__________________________________

* Filed with the Securities and Exchange Commission as Exhibit B to the Registrant's Definitive Proxy Statement for the Special Meeting of Stockholders scheduled for December 5, 1995 and incorporated herein by reference.

** Filed with the Securities and Exchange Commission as Exhibit 10(a) to the Registrant's Quarterly Report on Form 10-Q/A for the quarter ended September 30, 1995 and incorporated herein by reference.

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